Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals		✓
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl Holcomb	Nov. 18, 2010
Signature of Authorized Individual *	Date

Daryl Holcomb	Vice President
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$32,564.65	$999.81	$484.90	$2,790.88	$36,840.24	$-	$36,840.24	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-		-
Loans and Advances					-		-
Sale of Assets					-		-
Other (see below)	415.00	-	51.82	-	466.82		466.82
Transfers (From DIP Accts.)	65,406.26	36,268.19	10,277.53	1,048.02	113,000.00		113,000.00

Total Receipts	$65,821.26	$36,268.19	$10,329.35	$1,048.02	$113,466.82	$-	$113,466.82	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$4,171.30	$36,268.19		$2,774.85	$43,214.34		$43,214.34	$-
Payroll Taxes			10,277.23		10,277.23		10,277.23
Sales, Use, & Other Taxes					-		-
Inventory Purchases					-		-
Secured/Rental/Leases	7,751.20				7,751.20		7,751.20
Insurance	48,062.58				48,062.58		48,062.58
Administrative	10,651.48				10,651.48		10,651.48
Selling					-		-
Other (see below)	7,940.42		433.72		8,374.14		8,374.14

Owner Draw *					-		-
Transfers (To DIP Accts)					-		-

Professional Fees	18,658.55				18,658.55		18,658.55
U.S. Trustee Quarterly Fees					-		-
Court Costs					-		-

Total Disbursements	$97,235.53	$36,268.19	$10,710.95	$2,774.85	$146,989.52	$-	$146,989.52	$-

Net Cash Flow	$(31,414.27)	$-	$(381.60)	$(1,726.83)	(33,522.70)		(33,522.70)
(Receipts Less Disbursements)

Cash - End of Month	$1,150.38	$999.81	$103.30	$1,064.05	$3,317.54	$-	$3,317.54	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements					$146,989.52
Less: Transfers to Debtor in Possession Accounts					-
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees					$146,989.52

Other Receipts:
Pre-DIP check not cashed (voided) PR Newswire	415.00
Adj per reconciliation of Pre-DIP Payment			51.82
	$415.00	$-	$51.82	$-
Other Expense :
Stock Related Exp. - Registrar & Transfer	4,900.00
Information Release Costs - PR NewsWire	415.00
Adj per reconciliation of Pre-DIP Payment			433.72
Bank Fees - Capital One	2,256.27
Outside Print. - Commerce Financial Printers	369.15
	7,940.42	-	433.72	-

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Tax		401K		Cash Collateral		Operating		Payroll		Other
	Wells Fargo Bank, NA		Wells Fargo Bank, NA		Wells Fargo Bank, NA		Wells Fargo Bank, NA		Capital One Bank		Capital One Bank
	*		*		*		*		*		*

Balance Per Book		$3,881.85		$103.30		$992.79		$-		$(2,731.27)		$999.81		$-

Bank Balance		$34,450.35		$99.80		$1,166.96		$-		$(1,670.55)		$11,220.41		$-
(+) Deposits in Transit (Attach List)		-		-		-		-		-		-		-
(-) Outstanding Checks (Attach List)		(30,093.50)		-		-		-		-		(11,365.35)		-
Other (Attach Explanation)		(475.00)		3.50		(174.17)		-		(1,060.72)		1,144.75		-
Adjusted Bank Balance *		$3,881.85		$103.30		$992.79		$-		$(2,731.27)		$999.81		$-
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
	16126	$19,826.80		$-		$-		$-		$-	2652	$145.73		$-
	16127	1,874.12									2937	5,080.11
	16128	2,332.58									2938	1,449.97
	16129	3,160.00									2939	2,156.79
	16130	2,900.00									2940	2,012.15
											2942	520.60

		$30,093.50		$-		$-		$-		$-		$11,365.35		$-

Other
NJ Tax Payment 3/10/10 diff. due to rounding				$3.00
Over Deposit 4/14/09 due to rounding				$0.01
Over Deposit 4/28/09 due to rounding				$0.49
Payment to Exxon not debited		(475.00)
Over deposit on 7/23/10						(174.17)
Charge off Recovery Debit												1,610.17
Service Charge August										(1,060.72)
Check rejected by bank												(567.77)
ACH withdrawal - Intuit for payroll checks												102.35

		$(475.00)		$3.50		$(174.17)		$-		$(1,060.72)		$1,144.75		$-

* Account number has been redacted.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
SSG Capital		15,158.55	RCLC	16120	09/16/10	15,158.55		15,158.55

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$150,000.00	$150,000.00
Less: Returns and Allowances
Net Revenue	150,000.00	150,000.00

Cost of Goods Sold
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	-	-
Gross Profit	150,000.00	150,000.00

Operating Expenses
Advertising
Auto and Truck Expense	804.60	804.60
Bad Debts
Contributions
Employee Benefits Programs	20,138.99	20,138.99
Insider Compensation *	5,100.00	5,100.00
Insurance	16,579.62	16,579.62
Management Fees/Bonuses	-	-
Office Expense	841.64	841.64
Pension & Profit-Sharing Plans
Repairs and Maintenance	4,894.72	4,894.72
Rent and Lease Expense	5,185.60	5,185.60
Salaries/Commissions/Fees	102,914.31	102,914.31
Supplies	370.90	370.90
Taxes - Payroll	7,342.96	7,342.96
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	4,394.17	4,394.17
Utilities	1,074.56	1,074.56
Other (attach schedule)	5,954.95	5,954.95
Total Operating Expenses Before Depreciation	175,597.02	175,597.02
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	(25,597.02)	(25,597.02)

Other Income and Expenses
Other Income (attach schedule)	(4,299.75)	(4,299.75)
Interest Expense	5,517.95	5,517.95
Other Expense (attach schedule)	12,606.62	12,606.62
Net Profit (Loss) Before Reorganization Items	(39,421.84)	(39,421.84)

Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	-	-
Income Taxes
Net Profit (Loss)	$(39,421.84)	$(39,421.84)

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
None	$-	$-

	$-	$-
Other Operational Expenses
Stock Transfers - Registrar & Transfer	$3,900.00	$3,900.00
Information Release Cost - PR News Wire	415.00	415.00
Other Stock Related Expense - Registrar & Transfer	1,000.00	1,000.00
Bank Service Fees - Wells Fargo	580.55	580.55
Penalties & Late Charges - Pitney Bowes	59.40	59.40

	$5,954.95	$5,954.95

Other Income
Dividend Income - Split Dollar Insurance	$4,299.75	$4,299.75

	$4,299.75	$4,299.75

Other Expenses
Auditing & Tax Fees - Demetrius	$4,875.00	$4,875.00
Rights Plan Amortization	495.12	495.12
Legal Fee - General Accrual	2,250.00	2,250.00
Insurance Advisors	3,500.00	3,500.00
401K Administrators	1,186.50	1,186.50
Actuarial Services	300.00	300.00
	$12,606.62	$12,606.62

Other Reorganization Expenses
	$-	$-

	$-	$-

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	3,317.74	36,840.24
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	234,932.43	242,091.94
Professional Retainers	54,703.60	54,703.60
Other Current Assets (attach schedule)	250,768.00	250,768.00
Total Current Assets	$543,721.77	$584,403.78

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	$-	$-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	17,108,527.02	17,107,507.81
Total Other Assets	$17,108,527.02	$17,107,507.81

Total Assets	$17,652,248.79	$17,691,911.59

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	18,008.46
Taxes Payable (refer to Form MOR-4)	4,881.52
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders * (defined in 11 U.S.C. Section 101(31))	3,003.62
Other Postpetition Liabilities (attach schedule)	524.01
Total Postpetition Liabilities	$26,417.61	$-
Liabilities Subject to Compromise
Secured Debt	2,005,050.59	2,005,050.59
Priority Debt	50,423.19	51,133.31
Unsecured Debt	9,468,127.10	9,494,075.61
Total Pre-Petition Liabilities	$11,523,600.88	$11,550,259.51
Total Liabilities	$11,550,018.49	$11,550,259.51

Owner Equity
Capital Stock	5,172,577.50	5,172,577.50
Additional Paid-In Capital	30,006,795.83	30,006,795.83
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(27,441,051.23)	(27,441,051.23)
Retained Earning - Postpetition	(39,421.78)
Adjustments to Owner Equity (attach schedule)	(1,596,670.02)	(1,596,670.02)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	$6,102,230.30	$6,141,652.08

Total Liabilities and Owners' Equity	$17,652,248.79	$17,691,911.59

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Current Deferred Tax Asset	250,768.00	250,768.00

	$250,768.00	$250,768.00
Other Assets
Investment in Subsidiaries	8,972,480.35	8,972,480.35
Intercompany Receivables - Prometcor	4,686,643.53	4,686,643.53
Intercompany Receivables - RCPC Liquidating	1,001,365.24	999,740.57
Deferred Sale costs - Ronson Aviation	348,601.95	348,601.95
Non-Current Deferred Tax Asset	2,034,742.68	2,034,742.68
Rights Plan	3,630.74	4,125.86
Cash Surrender Value - Life Insurance	61,062.53	61,172.87
	$17,108,527.02	$17,107,507.81

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
401k Contribution W/H - Employee	524.01	-

	$524.01	$-

Adjustments to Owner Equity
Treasury Stock	(1,596,670.02)	(1,596,670.02)

	$(1,596,670.02)	$(1,596,670.02)

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding	$-	$7,838.00	$(5,288.00)			$2,550.00
FICA-Employee		2,439.78	(1,668.51)			771.27
FICA-Employer		2,439.76	(1,668.51)			771.25
Unemployment		266.86				266.86
Income						-
Other:						-
Total Federal Taxes	$-	$12,984.40	$(8,625.02)			$4,359.38

State and Local
Withholding	-	1,210.24	(1,073.38)			136.86
Sales						-
Excise						-
Unemployment		328.89				328.89
Real Property						-
Personal Property
Other:		56.39				56.39
Total State and Local	$-	$1,595.52	$(1,073.38)			$522.14

Total Taxes	$-	$14,579.92	$(9,698.40)			$4,881.52

SUMMARY OF UNPAID POSTPETITION DEBTS

Attached listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$15,345.51	$2,662.95	$-	$-	$-	$18,008.46
Wages Payable						-
Taxes Payable		4,881.52				4,881.52
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees						-
Amounts Due to Insiders *		3,003.62				3,003.62
Other: 401K Employee		524.01				524.01
Other:						-
Total Postpetition Debts	$15,345.51	$11,072.10	$-	$-	$-	$26,417.61

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	08/18/10 - 09/30/10

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
(+) Amounts billed during the period	-
(-) Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91 + days old	-
Total Accounts Receivable		$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		✓
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		✓
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	✓
below.
4.	Are workers compensation, general liability and other necessary insurance	✓
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		✓
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.